Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5850%


Excess Protection Level
   3 Month Average   6.18%
     November, 1996   6.12%
     October, 1996   6.26%
     September, 1996   6.18%



Cash Yield                                              18.36%


Investor Charge Offs                                     3.97%


Base Rate                                                8.27%


Over 35 Day Delinquency                                  4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,964,689,048.95